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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: January 18, 2005
(Date of earliest event reported)


                   Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                              333-117232                 41-1955181
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation)                       File Number)           Identification No.)

8400 Normandale Lake Blvd.                                      55437
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive
Offices)


     Registrant's telephone number, including area code, is (952) 857-7000


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

        On January 28, 2005, the Registrant will cause the issuance and sale of Mortgage Asset- Backed Pass-Through Certificates, Series 2005-RS1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

        In connection with the sale of the Certificates, the Registrant has been advised by RBS Greenwich Capital (the "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-117232, which Collateral Term Sheets are being filed manually as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet dated January 18, 2005. The Underwriter has advised the Registrant that certain information in the Collateral Term Sheets may have been based on assumptions that differed from the final pool information.

        The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.   Financial Statements. Pro Forma Financial Information and Exhibits


         (a)   Financial Statements.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.        Description

          1                99      Collateral Term Sheets-Collateral Term
                                   Sheets (as defined in Item 8.01) that have been provided by the Underwriter to certain prospective purchasers of Mortgage Asset-
                                   Backed Pass-Through Certificates, Series
                                   2005-RS1 (filed in paper pursuant to the automatic SEC exemption pursuant to
                                   Release 33-7427, August 7, 1997)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET
                                                   MORTGAGE PRODUCTS, INC.

                                                   By:    /s/Joseph Orning
                                                   Name:  Joseph Orning
                                                   Title: Vice President

Dated: January 18, 2005

                                        EXHIBIT INDEX



               Item 601(a) of                                    Sequentially
Exhibit        Regulation S-K                                    Numbered
Number.        Exhibit No.          Description                  Page

1              99                   Collateral Term Sheets       Filed Manually